EXHIBIT 10.9

CHURCHILL VENTURES LTD.

                                                       July 6, 2006

Churchill Capital Partners LLC
50 Revolutionary Road
Scarborough, New York 10510
Ladies and Gentlemen:

     This letter will confirm our agreement that commencing on June 1, 2006 Churchill Capital Partners LLC (“CP”) shall make available to Churchill Ventures Ltd. (“CVL”) certain office space and general and administrative services as may be required by CVL, situated at 50 Revolutionary Road, Scarborough, New York, 10510. In exchange therefore, CVL shall pay CP the sum of $7,500 per month. CVL will pay CP the $7,500 monthly fee each month until the earlier of (i) the completion of CVL’s initial business combination and (ii) CVL’s dissolution.

Very truly yours,

CHURCHILL VENTURES LTD.

By:	/s/Christopher Bogart
Name: Christopher Bogart
Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

CHURCHILL CAPITAL PARTNERS, LLC

By: /s/Elizabth O’Connell
      Name: Elizabeth O’Connell
      Title: Chief Financial Officer